Exhibit 16

POWERS OF ATTORNEY

The undersigned Directors, on behalf of the Registered Investment Company listed below, each constitute and appoint Todd Modic and Joanne Osberg each of them individually, the true and lawful attorneys-in-fact and agents, to execute for each undersigned Director, and in the name, place, and stead of such undersigned Director, in the capacities indicated below, the Registration Statements of such entity on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in the name of and on behalf of each undersigned Director, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as such undersigned Director might or could do in person, said acts of any said attorneys being hereby ratified and approved.

Registered Investment Company	Form N-14 Registration Statement
Voya Partners, Inc.	Proposed reorganization of Voya Solution Moderately
Conservative Portfolio with and into Voya Solution
Conservative Portfolio; Voya Strategic Allocation
Conservative Portfolio with and into Voya Solution
Conservative Portfolio; Voya Strategic Allocation Growth
Portfolio with and into Voya Solution Aggressive Portfolio;
and Voya Strategic Allocation Moderate Portfolio with and
into Voya Solution Balanced Portfolio

These Powers of Attorney, which shall not be affected by the disability of any or all of the undersigned, are executed and effective as of January 10, 2024 and may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Colleen D. Baldwin

Colleen D. Baldwin Director

/s/ John V. Boyer

John V. Boyer

Director

/s/ Martin J. Gavin

Martin J. Gavin

Director

/s/ Joseph E. Obermeyer

Joseph E. Obermeyer Director

/s/ Sheryl K. Pressler

Sheryl K. Pressler

Director

/s/ Christopher P. Sullivan

Christopher P. Sullivan Director

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Todd Modic and Joanne Osberg each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Partners, Inc.	Proposed reorganization of Voya Solution Moderately
Conservative Portfolio with and into Voya Solution
Conservative Portfolio; Voya Strategic Allocation
Conservative Portfolio with and into Voya Solution
Conservative Portfolio; Voya Strategic Allocation Growth
Portfolio with and into Voya Solution Aggressive Portfolio;
and Voya Strategic Allocation Moderate Portfolio with and
into Voya Solution Balanced Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 10, 2024, and shall be deemed an original.

/s/ Andy Simonoff

Andy Simonoff

President and Chief Executive Officer

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Joanne Osberg, individually, the true and lawful attorney-in-fact and agent, with full power to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact, individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Partners, Inc.	Proposed reorganization of Voya Solution Moderately
Conservative Portfolio with and into Voya Solution
Conservative Portfolio; Voya Strategic Allocation
Conservative Portfolio with and into Voya Solution
Conservative Portfolio; Voya Strategic Allocation Growth
Portfolio with and into Voya Solution Aggressive Portfolio;
and Voya Strategic Allocation Moderate Portfolio with and
into Voya Solution Balanced Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 10, 2024, and shall be deemed an original.

/s/ Todd Modic

Todd Modic

Senior Vice President, Chief/Principal

Financial Officer, and Assistant Secretary

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Todd Modic and Joanne Osberg each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Partners, Inc.	Proposed reorganization of Voya Solution Moderately
Conservative Portfolio with and into Voya Solution
Conservative Portfolio; Voya Strategic Allocation
Conservative Portfolio with and into Voya Solution
Conservative Portfolio; Voya Strategic Allocation Growth
Portfolio with and into Voya Solution Aggressive
Portfolio; and Voya Strategic Allocation Moderate
Portfolio with and into Voya Solution Balanced Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 10, 2024, and shall be deemed an original.

/s/ Fred Bedoya

Fred Bedoya

Vice President, Treasurer, and Principal

Accounting Officer